UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

JENNIFER CONVERTIBLES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9681	11-2824646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 Crossways Park Drive, Woodbury, New York		11797
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 496-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on July 18, 2010, Jennifer Convertibles, Inc. and all of its affiliated debtors (the “Company”) filed voluntary petitions for bankruptcy under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 10-13779) (collectively, the “Chapter 11 Cases”).

On February 9, 2011, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors (the “Confirmation Order”), which confirmed the Company’s Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011 (as confirmed, the “Plan”). Copies of the Plan and the Confirmation Order were included as Exhibits 2.1 and 99.1, respectively, to the Company’s Current Report on Form 8-K filed on February 15, 2011 and are incorporated herein by reference.

On February 22, 2011 (the “Effective Date”), the Company substantially consummated its reorganization (the “Reorganization”) through a series of transactions contemplated by the Plan, and the Plan became effective pursuant to its terms.

On the Effective Date and pursuant to the Plan, all outstanding equity interests of the Company, including but not limited to all outstanding shares of common stock, par value $0.01 per share (the “Existing Common Stock”), and all outstanding shares of preferred stock, par value $0.01 per share (the “Existing Preferred Stock”), options and contractual or other rights to acquire any equity interests, were cancelled and extinguished. Pursuant to the Plan, the Company issued 1,000,000 shares of new common stock, par value $0.01 per share (the “New Common Stock”), as more fully described below.

The Securities and Exchange Commission’s (the “SEC”) EDGAR filing system permits the filing of a Current Report on Form 8-K that contains information with respect to no more than nine of the items to be reported on a Current Report on Form 8-K.  Accordingly, concurrently with the filing of this Current Report, the Company is filing another Current Report on Form 8-K (the “Concurrent Current Report”) with the SEC that contains additional information with respect to the transactions contemplated by the Plan which were consummated on the Effective Date.

Item 1.01.	Entry into a Material Definitive Agreement.

(a)  Exit Financing

Secured Credit Exit Agreement

On the Effective Date, the Senior Secured and Super-Priority Debtor-In-Possession Credit Agreement (the “DIP Agreement”), dated as of November 19, 2010, among the Company and Haining Mengnu Group Co., Ltd. (“Mengnu”), was refinanced by a secured exit credit agreement among the Company and Mengnu pursuant to which Mengnu agreed to provide exit financing for the benefit of the Company (the “Secured Exit Credit Agreement”).  The Secured Exit Credit Facility comprises (i) a letter of credit backstopped by Mengnu funded by a bank for the benefit of the Company’s credit card processor in an amount of $3,000,000, which amount may be increased to an amount not to exceed $5,000,000 at the request of the Company and with Mengnu’s consent (the “LOC Facility”); and (ii) the relending of amounts owed by the Company to Mengnu that accrued, whether due and owing or not, under the DIP Agreement, which was $2,762,145.29 as of February 22, 2011, less $62,145.29, which was repaid by the Company to Mengnu on the Effective Date (the “Cash Facility”).

LOC Facility and LOC Facility Security Agreement

With respect to the LOC Facility, the Company is required to repay Mengnu all amounts drawn by any beneficiary of a letter of credit issued for which Mengnu is obligated to repay the bank that issued the letter of credit (the “LOC Payments”), upon the earlier to occur of the termination date of the Secured Exit Credit Agreement or five business days following the occurrence of such a drawing.

On a semi-annual basis, the Company is required to pay Mengnu a fee (the “LOC Fee”) in connection with the LOC Facility equal to 5% per annum applied to the face amount of the LOC Facility commencing on the Effective Date.

Pursuant to the Security Agreement, dated as of February 22, 2011, by and among the Company (including each of its subsidiaries other than Hartsdale Convertibles, Inc. (“Hartsdale”)) and Mengnu (the “LOC Facility Security Agreement”), the Company’s obligations under the LOC Facility are secured by (i) a first priority lien and security interest in all the Assets, other than Inventory (each, as defined in the LOC Facility Security Agreement), of the Company (including of each of its subsidiaries other than Hartsdale); and (ii) a junior lien on all Inventory of the Company (including of each of its subsidiaries other than Hartsdale), subordinated to the liens granted in connection with the Tranche A Note and Tranche C Note (each, as hereinafter defined).

Cash Facility, Tranche E Note and Tranche E Note Security Agreement

In respect of the Cash Facility, on the Effective Date, the Company issued the Secured Tranche E Promissory Note to Mengnu in the principal amount of $2,700,000 (the “Tranche E Note”).  The Tranche E Note matures on February 22, 2013 and interest accrues at a rate of 3½% per annum, payable in four equal installments on each of August 22, 2011, February 22, 2012, August 22, 2012 and February 22, 2013.

Under the Tranche E Note, if with respect to certain designated measurement periods, the Company has excess cash flow, determined for the Company on a consolidated basis, and as specifically set forth in the Tranche E Note, then the Company must, no later than 60 days after the end of the relevant measurement period, prepay the Tranche E Note in an aggregate amount equal to 50% of such excess cash flow, provided, that such prepayment does not cause the Company’s average amount of cash and cash equivalents over the two-month period preceding the relevant measurement period, subject to certain exclusions, to be less than $3,000,000.

Pursuant to the Security Agreement, dated as of the Effective Date, by and among the Company and Mengnu (the “Tranche E Note Security Agreement”), the Company’s obligations under the Tranche E Note are secured by (i) a first priority lien and security interest in all the Assets of the Company, including Inventory acquired from Ashley Homestores, Ltd. and sold in Hartsdale locations (the “Hartsdale Inventory”), but excluding all other Inventory (the “JCI Inventory”) and the assets of Hartsdale (other than the Hartsdale Inventory); and (ii) a junior lien on all JCI Inventory, subordinated to the liens granted in connection with the Tranche A Note and Tranche C Note.

The Secured Exit Credit Agreement terminates on the earliest to occur of (i) the date on which a Termination Event (as defined in the Secured Exit Credit Agreement) occurs; (ii) any date upon 30 days’ notice by the Company; or (iii) any date after December 31, 2012 upon 30 days’ notice by Mengnu.  Notwithstanding the foregoing, the Secured Exit Credit Agreement will not be terminated if Mengnu, in its discretion, advises the Company that it does not consider the Secured Exit Credit Agreement terminated.  Mengnu will have the option to reinstate the Secured Exit Credit Agreement upon notice to the Company notwithstanding the occurrence of a Termination Event.

The foregoing descriptions of the Secured Exit Credit Agreement, the LOC Facility Security Agreement, the Tranche E Note and the Tranche E Note Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Secured Exit Credit Agreement, the LOC Facility Security Agreement, the Tranche E Note and the Tranche E Note Security Agreement, which are attached as Exhibits 10.1, 10.7, 10.6 and 10.9, respectively, and are incorporated herein by reference.

(b)  Tranche A Note, Tranche C Note and Litigation Trust Security Agreement

The Plan provides that each holder of an allowed general unsecured claim (except to the extent such holder agrees to different treatment) is to receive, in full and complete satisfaction, settlement and release of and in exchange for such holder’s allowed general unsecured claim, its pro rata share of (i) the proceeds of a $1,400,000 one-year secured note, at 3% interest per annum; (ii) the proceeds of a $950,000, three-year secured note, at 5% interest per annum; (iii) 9.9% of the New Common Stock; and (iv) 70% of the proceeds from the Jennifer Convertibles Litigation Trust (the “Litigation Trust”).

In accordance with the foregoing, on the Effective Date, the Company issued (i) the Senior Secured Tranche A Promissory Note in the principal amount of $1,400,000 to the Litigation Trust (the “Tranche A Note”); and (ii) the Senior Secured Tranche C Promissory Note in the principal amount of $950,000 to the Litigation Trust (the “Tranche C Note”), each for the sole benefit of holders of allowed general unsecured claims.

The Tranche A Note matures on February 22, 2012 and interest accrues at a rate of 3% per annum, payable in two equal installments on each of August 22, 2011 and February 22, 2012.  The Tranche A Note may be voluntarily prepaid, in whole or in part, without premium or penalty, subject to the terms of the Subordination and Intercreditor Agreement, dated as of the Effective Date, entered into between the Litigation Trust and Mengnu (the “Intercreditor Agreement”).

The Tranche C Note matures on February 22, 2014 and interest accrues at a rate of 5% per annum, payable in six equal installments on each of August 22, 2011, February 22, 2012, August 22, 2012, February 22, 2013, August 22, 2013 and February 22, 2014.  The Tranche C Note may be voluntarily prepaid, in whole or in part, without premium or penalty, subject to the terms of the Intercreditor Agreement.

Pursuant to the Security Agreement, dated as of the Effective Date, by and among the Company (including each of its subsidiaries other than Hartsdale) and the Litigation Trust (the “Litigation Trust Security Agreement”), the Company’s obligations under the Tranche A Note and Tranche C Note are secured by a first priority lien and security interest in all of the Company’s (including those of each of its subsidiaries other than Hartsdale) rights, title and interest in, to and under, all of its Inventory, including but not limited to Inventory returned or rejected by customers, whether now owned or hereafter acquired by the Company (including each of its subsidiaries other than Hartsdale) regardless of where located and all proceeds and products of the Inventory, in whatever form.

The foregoing descriptions of the Tranche A Note, Tranche C Note and Litigation Trust Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Tranche A Note, Tranche C Note and Litigation Trust Security Agreement, which are attached as Exhibits 10.2, 10.4, and 10.10, respectively, and are incorporated herein by reference.

(c)  Tranche B Note, Tranche B Note Security Agreement and Tranche D Note

The Plan provides that Mengnu, in full and complete satisfaction, settlement and release of and in exchange for its unsecured claim, is to receive (i) 90.1% of New Common Stock; (ii) a $1,878,760.45, four-year unsecured note, at 6% interest per annum; and (iii) 30% of the proceeds from the Litigation Trust.  In addition, the Plan provides that Mengnu, in full and complete satisfaction, settlement and release of its claim for the value of certain goods received by the Company within 20 days before the date of commencement of the Chapter 11 Cases, is to receive a $2,638,284.09, two-year secured note, at 4% interest per annum.

In accordance with the foregoing, on the Effective Date, the Company issued (i) the Secured Tranche B Promissory Note in the principal amount of $2,638,284.09 to Mengnu (the “Tranche B Note”); and (ii) the Unsecured Tranche D Promissory Note in the principal amount of $1,878,760.45 to Mengnu (the “Tranche D Note”).

The Tranche B Note matures on February 22, 2013 and interest accrues at a rate of 4% per annum, payable in four equal installments on each of August 22, 2011, February 22, 2012, August 22, 2012 and February 22, 2013.

The Tranche D Note matures on February 22, 2015 and interest accrues at a rate of 8% per annum, payable in eight equal installments on each of August 22, 2011, February 22, 2012, August 22, 2012, February 22, 2013, August 22, 2013, February 22, 2014, August 22, 2014 and February 22, 2015.

Pursuant to the Security Agreement, dated as of the Effective Date, by and among the Company (including each of its subsidiaries other than Hartsdale) and Mengnu (the “Tranche B Note Security Agreement”), the Company’s obligations under the Tranche B Note are secured by (i) a first priority lien and security interest in all the Assets of the Company (including of each of its subsidiaries other than Hartsdale); and (ii) a junior lien on all Inventory of the Company (including each of its subsidiaries other than Hartsdale), subordinated to the liens granted in connection with the Tranche A Note and Tranche C Note.

The foregoing descriptions of the Tranche B Note, Tranche B Note Security Agreement and Tranche D Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Tranche B Note, Tranche B Note Security Agreement and Tranche D Note, which are attached as Exhibits 10.3, 10.8, and 10.5, respectively, and are incorporated herein by reference.

(d)  Litigation Trust Agreement

On the Effective Date, the Company entered into the Litigation Trust Agreement and Declaration of Trust (the “Litigation Trust Agreement”) with KDW Restructuring & Liquidation Services LLC, as litigation trustee (the “Litigation Trustee”), pursuant to which the Litigation Trust was established for the benefit of the holders of general unsecured claims and Mengnu in respect of its unsecured claim (the “Trust Beneficiaries”).  The Litigation Trust was established for the purpose of collecting, holding, administering, distributing and liquidating, for the benefit of the Trust Beneficiaries, (i) funds in the amount of $100,000 that the Company will transfer to the Litigation Trust as part of the funding for the Litigation Trust; (ii) any and all causes of action which a trustee, debtors-in-possession, the estate or other appropriate party in interest may assert under Chapter 5 of the Bankruptcy Code; (iii) any cause of action against any of the Company’s former directors and officers as permitted under and limited by the Plan; (iv) objections to general unsecured claims; (v) the proceeds of the causes of action set forth in subsections (ii) through (iv), less any amounts required to be reserved or paid by the Litigation Trustee pursuant to the Plan; (vi) the Tranche A Note; (vii) the Tranche C Note; (viii) 9.9% of the New Common Stock; (ix) any other assets acquired by the Litigation Trust after the Effective Date or pursuant to the Plan; and (x) all proceeds of the foregoing assets.

The Trustee may pursue the transferred causes of action, administer the Tranche A and Tranche C Note as described in and authorized by the Plan and the Litigation Trust Agreement, make timely and appropriate distributions to the Trust Beneficiaries and otherwise carry out the provisions of the Litigation Trust Agreement.

The foregoing description of the Litigation Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Litigation Trust Agreement, which is attached as Exhibit 10.11, and is incorporated herein by reference.

(e)  Employment Agreements and Stock Option Agreements

The information provided in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference to this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

Equity Securities

Pursuant to the Plan, all outstanding equity interests of the Company, including but not limited to all the Existing Common Stock, all the Existing Preferred Stock, options and contractual or other rights to acquire any equity interests, were cancelled and extinguished on the Effective Date.  Immediately prior to the Effective Date, there were 6,979,887 shares of Existing Common Stock outstanding and 54,479 shares of Existing Preferred Stock outstanding.

Holders of equity interests prior to the Effective Date received no distributions or other consideration under the Plan.

DIP Agreement

On the Effective Date, the DIP Agreement was refinanced by the Secured Exit Credit Agreement.  Under the DIP Agreement, Mengnu (i) backstopped a letter of credit facility in the amount of $3,000,000 funded by a bank for the benefit of the Company’s credit card processor; and (ii) loaned the Company immediately available cash. This financing was necessary to fund day-to-day business operations through confirmation of the Plan, as well as to enable the Company to successfully exit from Chapter 11. On the Effective Date, the Company’s obligations with respect to the letter of credit became evidenced by the LOC Facility.  In addition, as of the Effective Date, the Company owed Mengnu $2,762,145.29 under the DIP Agreement, $62,145.29 of which was repaid on the Effective Date, and $2,700,000 of which rolled into the Tranche E Note.

Rejection of Other Material Contracts

If and to the extent any of the following contracts are executory, on the Effective Date, these material contracts, were rejected by the Company in accordance with the Plan:

Trademark Usage Agreement

Pursuant to the Plan, on the Effective Date, the Company terminated the Ashley Homestores, Ltd. Trademark Usage Agreement, dated March 15, 2010 (the “Trademark Usage Agreement”), by and between Hartsdale, the Company, and Ashley Homestores, Ltd. (“Ashley”) relating to the Ashley store located at 2300 Broadway, New York, New York 10024, which was closed in connection with the Reorganization.  On the Effective Date, the Company assumed six other Trademark Usage Agreements relating to Ashley locations that were not closed in connection with the Reorganization.

Under the Trademark Usage Agreement, Hartsdale was granted a five-year nonexclusive, limited sublicense to use the image, technique, design, concept, trademarks and business methods developed by Ashley for the retail sale of Ashley products and accessories at the 2300 Broadway, New York, New York location.  Hartsdale was required to use its best efforts to solicit sales of Ashley products and accessories at the authorized location, and in consultation with Ashley, develop annual sales goals and marketing objectives reasonably designed to assure maximum sales and market penetration of the Ashley products and accessories in the licensed territory.  The Company guaranteed the obligations of Hartsdale under the Trademark Usage Agreement.

Inventory Purchase Agreement

Pursuant to the Plan, on the Effective Date, the Company terminated the Agreement, dated December 31, 2009, by and between Jara Enterprises Inc. (“Jara”), Jane Love and the Company (the “Inventory Purchase Agreement”).  Under the Inventory Purchase Agreement, Jara ceased operations at the 20 stores formerly operated by it (the “Stores”) on January 1, 2010 and Company began operating the Stores.  The Company agreed to purchase the inventory in the Stores over five months and subject to offset under certain circumstances.

Greenfield Employment Agreement

Pursuant to the Plan, on the Effective Date, the Company terminated the Employment Agreement, dated August 15, 1999, by and between the Company and Harley J. Greenfield, the Company’s former Chief Executive Officer.

Item 1.03.	Bankruptcy or Receivership.

As discussed above, on February 9, 2011, the Bankruptcy Court entered the Confirmation Order confirming the Plan.  The information in Item 1.01 of this Current Report and Item 5.03 of the Concurrent Current Report are incorporated by reference into this Item 1.03.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in subsections (a), (b) and (c) of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 3.02.	Unregistered Sale of Equity Securities.

Pursuant to the Plan, all outstanding equity interests of the Company, including but not limited to all the Existing Common Stock, all the Existing Preferred Stock, options and contractual or other rights to acquire any equity interests, were cancelled and extinguished on the Effective Date.  In addition, pursuant to the Plan, on the Effective Date, the Company issued Mengnu 901,000 shares of New Common Stock and issued the Litigation Trust 99,000 shares of New Common Stock.

On the Effective Date, the Company issued the Zou Option and the Abada Option (each, as hereinafter defined) (together, the “Options”).  The information with respect to the Options set forth in Section 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the New Common Stock and the Options are exempt from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 1145 of the Bankruptcy Code and/or Section 4(2) of the Securities Act.

Item 3.03.	Material Modifications to the Rights of Security Holders.

The information provided in subsection Item 1.03 of this Current Report on Form 8-K and Item 5.03 of the Concurrent Current Report is incorporated herein by reference to this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On the Effective Date, by operation of the Plan and as discussed under “Equity Interests” in Item 1.02 of this Current Report on Form 8-K, all the Existing Common Stock, all the Existing Preferred Stock and other equity interests were cancelled and New Common Stock was issued as described in Item 1.03 of this Current Report on Form 8-K.  As a result, Mengnu now holds 90.1% of the New Common Stock.   In addition, as discussed in Item 5.02 of this Current Report on Form 8-K, the composition of the Company’s board of directors as of the Effective Date is substantially different than the composition of the Company’s board of directors immediately prior to the Effective Date.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Appointment of Directors

Pursuant to the Plan, as of the Effective Date, the following directors ceased to serve on the Company’s board of directors:  Harley J. Greenfield, Edward Bohn, Kevin J. Coyle and Mark Berman.

Pursuant to the Plan, a new board of directors of the Company was appointed effective as of the Effective Date, consisting of the following directors: Gebing (Morris) Zou, Rami Abada, Herb Hester Jr., James Jiang and Yaoxiang Yue.

Departure and Appointment of Certain Officers

As of the Effective Date of the Plan, Harley J. Greenfield ceased to serve as Chief Executive Officer of the Company and Edward B. Seidner ceased to serve as Executive Vice President of the Company.

Pursuant to the Plan, Mr. Zou, age 34, was appointed Chief Executive Officer of the Company and Chairman of the Board.  Mr. Zou is the President and Chief Executive Officer of Mengnu, the holder of 90.1% of the New Common Stock.  Prior to joining Mengnu in May 2002, Mr. Zou had been working in the furniture industry since 1998, including as Vice President of Operations of Hongyang Group from March 2001 to April 2002 and Marketing Director of Kasen Group from September 1998 to May 2000.

Also pursuant to the Plan, Rami Abada, age 51, who served as the Company’s President, Chief Operating Officer and Chief Financial Officer prior to the Effective Date, was appointed as the Company’s President and Chief Financial Officer.  Mr. Abada also serves as a director of the Company and as Vice Chairman of the Board.  Mr. Abada has served as the Company’s President and a member of its board of directors since December 1997 and as Chief Financial Officer since September 1999. Previously, Mr. Abada served as the Company’s Chief Operating Officer from April 1994 to February 2011 and Executive Vice President from April 1994 to December 1997.

Certain Relationships and Related Party Transactions

The transactions described in subsections (a) and (c) of Item 1.01 and Item 3.02 of this Current Report on Form 8-K may be deemed to be related party transactions.  As such, the information provided in subsections (a) and (c) of Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference to this Item 5.02

Employment Agreements and Stock Option Agreements

In connection with his appointment as Chief Executive Officer of the Company, on the Effective Date, the Company and Mr. Zou entered into an Employment Agreement (as amended, the “Zou Employment Agreement”) and a Stand-Alone Stock Option Agreement (the “Zou Option Agreement”). On February 25, 2011, the Company and Mr. Zou entered into the Amendment to the Zou Employment Agreement (“Amendment to Zou Employment Agreement”).  Under the Zou Employment Agreement, Mr. Zou is to receive a base salary of $250,000 per annum, and beginning in fiscal year 2012, an annual bonus for the fiscal year equal to 3% of the Company’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”).  The Zou Employment Agreement remains in effect through August 31, 2013 and will be automatically renewed for additional one-year periods unless either party provides the other party with notice of its intent not to renew.

If the Zou Employment Agreement is not renewed, his employment is terminated without Cause, or Mr. Zou leaves the Company for Good Reason (as “Cause” and “Good Reason” are defined in the Zou Employment Agreement), subject to his execution of a general release, Mr. Zou will receive (i) benefits and salary that he had accrued until the date he leaves the Company; (ii) a severance payment of nine-months base salary if the termination occurs on or before December 31, 2011, or six-months base salary if the termination occurs on or after January 1, 2012; (iii) if termination is on or after September 1, 2011 and if Mr. Zou has been employed for at least six months of the fiscal year in which the termination occurs, a bonus equal to (a) 3% of EBITDA for that year multiplied by (b) the percentage of the fiscal year that Mr. Zou had been employed before the termination of his employment multiplied by itself; and (iv) immediate vesting of a prorated portion of the Zou Option (as hereinafter defined) that are supposed to vest in the fiscal year that Mr. Zou’s employment is terminated.

Pursuant to the Zou Option Agreement, the Company granted Mr. Zou an option to purchase 30,000 shares of New Common Stock at an exercise price of $14.44 per share (the “Zou Option”).  Subject to Mr. Zou’s continued employment with the Company, the Zou Option vests and becomes exercisable in three equal installments on each of August 27, 2011, August 26, 2012, and August 31, 2013.   Upon a Change of Control of the Company (as defined in the Zou Option Agreement), the Zou Option will fully vest. The expiration date of the Zou Option is (i) at all times beginning thirty days after the listing of the Company’s New Common Stock on NASDAQ or another national securities exchange, the earlier of three years from the date of Mr. Zou’s final day of employment by the Company and August 31, 2018; or (ii) at all other times, the earlier of five years from the date of Mr. Zou’s final day of employment by the Company and August 31, 2018.

In connection with his appointment as President and Chief Financial Officer of the Company, on the Effective Date, the Company and Mr. Abada entered into an Employment Agreement (the “Abada Employment Agreement”) and a Stand-Alone Stock Option Agreement (the “Abada Option Agreement”). Under the Abada Employment Agreement, Mr. Abada is to receive a base salary of $400,000 per annum, a bonus of $25,000 for the fiscal year 2011 at the discretion of the board of directors, and beginning in fiscal year 2012, an annual bonus for the fiscal year equal to 5% of the EBITDA.  The Abada Employment Agreement remains in effect through August 31, 2013 and will be automatically renewed for additional one-year periods unless either party provides the other party with notice of its intent not to renew.

If the Abada Employment Agreement is not renewed, his employment is terminated without Cause, or Mr. Abada leaves the Company for Good Reason (as “Cause” and “Good Reason” are defined in the Abada Employment Agreement), subject to his execution of a general release, Mr. Abada will receive (i) benefits and salary that he had accrued until the date he leaves the Company; (ii) a severance payment of nine-months base salary if the termination occurs on or before December 31, 2011, or six-months base salary if the termination occurs on or after January 1, 2012; (iii) if termination is on or after September 1, 2011 and if Mr. Abada has been employed for at least six months of the fiscal year in which the termination occurs, a bonus equal to (a) 5% of EBITDA for that year multiplied by (b) the percentage of the fiscal year that Mr. Abada had been employed before the termination of his employment multiplied by itself; (iv) immediate vesting of a prorated portion of the Abada Option (as hereinafter defined) that is supposed to automatically vest in the fiscal year that Mr. Abada’s employment is terminated; and (v) vesting upon the issuance of the Company’s audited financial statements for such fiscal year of the prorated portion of the Abada Option that is supposed to vest if the Company meets certain EBITDA targets (as more fully described below) in the fiscal year that Mr. Abada’s employment is terminated, if (a) Mr. Abada has been employed for at least six months of the fiscal year in which the termination occurs, (b) during the portion of the fiscal year in which Mr. Abada was employed by the Company, the Company meets or exceeds 85% of the EBITDA forecasted in the Company’s annual budget approved by the board of directors for the portion of the fiscal year during which he was employed, and (c) in the fiscal year in which the termination occurs the Company meets or exceeds 85% of the EBITDA forecasted in the Company’s annual budget approved by the board of directors.

Pursuant to the Abada Option Agreement, the Company granted Mr. Abada an option to purchase 50,000 shares of New Common Stock at an exercise price of $14.44 per share (the “Abada Option”). Subject to Mr. Abada’s continued employment with the Company, the Abada Option vests and becomes exercisable with respect to 30,000 shares in three equal installments on each of August 27, 2011, August 26, 2012, and August 31, 2013. The Abada Option vests and becomes exercisable with respect to 20,000 shares in two equal installments on each of August 31, 2012 and August 31, 2013, provided the Company meets or exceeds 85% of the EBITDA forecasted in the Company’s annual budget approved by the board of directors in fiscal years 2012 and 2013, respectively.  Upon a Change of Control of the Company (as defined in the Abada Option Agreement), the Abada Option will fully vest. The expiration date of the Abada Option is (i) at all times beginning thirty days after the listing of the New Common Stock on NASDAQ or another national securities exchange, the earlier of three years from the date of Mr. Abada’s final day of employment by the Company and August 31, 2018; or (ii) at all other times, the earlier of five years from the date of Mr. Abada’s final day of employment by the Company and August 31, 2018.

The foregoing descriptions of the Zou Employment Agreement, Amendment to Zou Employment Agreement, Zou Option Agreement, Abada Employment Agreement and Abada Option Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Zou Employment Agreement, Amendment to Zou Employment Agreement, Zou Option Agreement, Abada Employment Agreement and Abada Option Agreement, which are attached as Exhibits 10.12, 10.13, 10.15, 10.14 and 10.16, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
2.1*	Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011.
10.1	Secured Exit Credit Agreement, dated as of February 22, 2011, among Haining Mengnu Group Co., Ltd. and Jennifer Convertibles, Inc.
10.2	Senior Secured Tranche A Promissory Note, dated February 22, 2011, issued to Jennifer Convertibles Litigation Trust.
10.3	Secured Tranche B Promissory Note, dated February 22, 2011, issued to Haining Mengnu Group Co., Ltd.
10.4	Senior Secured Tranche C Promissory Note, dated February 22, 2011, issued to Jennifer Convertibles Litigation Trust.
10.5	Unsecured Tranche D Promissory Note, dated February 22, 2011, issued to Haining Mengnu Group Co., Ltd.

10.6	Secured Tranche E Promissory Note, dated February 22, 2011, issued to Haining Mengnu Group Co., Ltd.
10.7
Security Agreement, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries (other than Hartsdale Convertibles, Inc.) and Haining Mengnu Group Co., Ltd. (LOC Facility).

10.8
Security Agreement, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries (other than Hartsdale Convertibles, Inc.) and Haining Mengnu Group Co., Ltd. (Tranche B Note).

10.9	Security Agreement, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries and Haining Mengnu Group Co., Ltd. (Tranche E Note).
10.10	Security Agreement, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries and the Jennifer Convertibles Litigation Trust.
10.11
Litigation Trust Agreement and Declaration of Trust, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its direct and indirect subsidiaries and KDW Restructuring & Liquidation Services LLC.

10.12	Employment Agreement, dated as of February 22, 2011, by and between Jennifer Convertibles, Inc. and Gebing (“Morris”) Zou.
10.13	Amendment to Employment Agreement, dated as of February 25, 2011, by and between Jennifer Convertibles, Inc. and Gebing (“Morris”) Zou.
10.14	Employment Agreement, dated as of February 22, 2011, by and between Jennifer Convertibles, Inc. and Rami Abada.
10.15	Stand-Alone Stock Option Agreement, dated as of February 22, 2011, by and between Jennifer Convertibles, Inc. and Gebing (“Morris”) Zou.
10.16	Stand-Alone Stock Option Agreement, dated as of February 22, 2011, by and between Jennifer Convertibles, Inc. and Rami Abada.
99.1*	Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 15, 2011.

Cautionary Note Regarding Forward-Looking Statements

Some statements in this Current Report are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts.  When used in this Current Report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements.  Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including the Company’s plans, objectives, expectations and intentions, the Company’s ability to consummate the Plan and other factors discussed under “Risk Factors” in the reports the Company files with the SEC pursuant to the Exchange Act.  You should not place undue reliance on such forward-looking statements, which are based on the information currently available to the Company and speak only as of the date of this Current Report.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  However, your attention is directed to any further disclosures made on related subjects in the Company’s subsequent periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Schedule 14A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2011	JENNIFER CONVERTIBLES, INC.

	By:	/s/ Rami Abada
		Name:	Rami Abada
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011.
10.1	Secured Exit Credit Agreement, dated as of February 22, 2011, among Haining Mengnu Group Co., Ltd. and Jennifer Convertibles, Inc.
10.2	Senior Secured Tranche A Promissory Note, dated February 22, 2011, issued to Jennifer Convertibles Litigation Trust.
10.3	Secured Tranche B Promissory Note, dated February 22, 2011, issued to Haining Mengnu Group Co., Ltd.
10.4	Senior Secured Tranche C Promissory Note, dated February 22, 2011, issued to Jennifer Convertibles Litigation Trust.
10.5	Unsecured Tranche D Promissory Note, dated February 22, 2011, issued to Haining Mengnu Group Co., Ltd.
10.6	Secured Tranche E Promissory Note, dated February 22, 2011, issued to Haining Mengnu Group Co., Ltd.
10.7
Security Agreement, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries (other than Hartsdale Convertibles, Inc.) and Haining Mengnu Group Co., Ltd. (LOC Facility).

10.8
Security Agreement, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries (other than Hartsdale Convertibles, Inc.) and Haining Mengnu Group Co., Ltd. (Tranche B Note).

10.9	Security Agreement, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries and Haining Mengnu Group Co., Ltd. (Tranche E Note).
10.10	Security Agreement, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries and the Jennifer Convertibles Litigation Trust.
10.11
Litigation Trust Agreement and Declaration of Trust, dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its direct and indirect subsidiaries and KDW Restructuring & Liquidation Services LLC.

10.12	Employment Agreement, dated as of February 22, 2011, by and between Jennifer Convertibles, Inc. and Gebing (“Morris”) Zou.
10.13	Amendment to Employment Agreement, dated as of February 25, 2011, by and between Jennifer Convertibles, Inc. and Gebing (“Morris”) Zou.
10.14	Employment Agreement, dated as of February 22, 2011, by and between Jennifer Convertibles, Inc. and Rami Abada.
10.15	Stand-Alone Stock Option Agreement, dated as of February 22, 2011, by and between Jennifer Convertibles, Inc. and Gebing (“Morris”) Zou.
10.16	Stand-Alone Stock Option Agreement, dated as of February 22, 2011, by and between Jennifer Convertibles, Inc. and Rami Abada.
99.1*	Findings of Fact, Conclusions of Law and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of Jennifer Convertibles, Inc. and its Affiliated Debtors.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 15, 2011.